UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2017

Drive Shack Inc.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-31458	81-0559116
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code (212) 798-6100

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 21, 2017, Drive Shack Inc. (the “Company”) entered into definitive agreements with its external manager, FIG LLC (the “Manager”) to internalize the Company’s management function (the “Internalization”).  Since the Company’s inception in 2002, under the supervision of the Company’s board of directors, the Manager has been responsible for managing the Company’s operations.  As described in more detail below, on December 21, 2017, the Company agreed with the Manager to terminate the existing management agreement, extend offers of employment to all of the Company’s executive team who are currently employees of the Manager and arrange for the Manager to continue to provide certain services for a transition period.  The Internalization will be effective as of January 1, 2018.

The Company’s executive team will remain unchanged following the Internalization.  Members of the Company’s executive team, currently employed by the Manager, who will be employed by the Company, include Sarah L. Watterson, Chief Executive Officer and President; Lawrence A. Goodfield, Jr., Chief Financial Officer, Chief Accounting Officer and Treasurer; and Sara A. Yakin, Chief Operating Officer.  Wesley R. Edens, who is a Principal and co-founder of Fortress Investment Group LLC, an affiliate of the Manager, will remain the Chairman of the Company’s board of directors.

Each of the agreements described under this Item 1.01, and the transactions contemplated thereby, were negotiated and unanimously approved by a special committee (the “Special Committee”) comprised entirely of independent and disinterested members of the board of directors of the Company, advised by independent counsel.

Termination and Cooperation Agreement

On December 21, 2017, the Company entered into a Termination and Cooperation Agreement (the “Termination and Cooperation Agreement”) with the Manager. The Company has been managed by the Manager pursuant to an Amended and Restated Management and Advisory Agreement, dated January 1, 2017 (the “Management and Advisory Agreement”). Under the Termination and Cooperation Agreement, the Management and Advisory Agreement will terminate effective as of January 1, 2018, except that certain confidentiality, indemnification, expense reimbursement and miscellaneous provisions will survive.  In connection with the termination of the Management and Advisory Agreement, the Company will make a one-time cash payment of $10.7 million to the Manager.

As described in the Termination and Cooperation Agreement, the Company has extended offers of employment to thirteen employees currently employed by the Manager or its affiliates. The thirteen employees include the executive officers of the Company whose employment arrangements are further described in Item 5.02 below.  Other professionals who provide services on behalf of the Manager will continue to fill similar roles as employees of the Company. The Manager has agreed to be solely responsible for the payment of all compensation payable to such employees with respect to the period prior to January 1, 2018, whether payable prior to or following January 1, 2018, including any discretionary cash bonus payment payable in respect of the 2017 calendar year.

Pursuant to the Termination and Cooperation Agreement, effective as of January 1, 2018, and continuing through the expiration date of the 2017 Drive Shack Inc. Nonqualified Option and Incentive Award Plan (adopted as of April 11, 2017, the “Option Plan”), no “Awards” (as defined in the Option Plan) will be granted or otherwise awarded to the Manager under the Option Plan.  In addition, the Company and the Manager agreed to provide that (i) outstanding “Tandem Awards” (as defined in the Option Plan) held by certain employees formerly employed by the Manager will not terminate or be forfeited as a result of the transactions contemplated by the Termination and Cooperation Agreement and (ii) the vesting of such Tandem Awards will relate to the holder’s employment with the Company and its affiliates following January 1, 2018.

The information set forth herein with respect to the Termination and Cooperation Agreement is qualified in its entirety by the full text of the Termination and Cooperation Agreement, which is filed as Exhibit 10.1 hereto and incorporated into this Item 1.01 by reference.

Transition Services Agreement

On December 21, 2017, in connection with the Termination and Cooperation Agreement, the Company entered into a Transition Services Agreement, effective as of January 1, 2018 (the “Transition Services Agreement”), with the Manager.  In order to facilitate the transition of the Company’s management of its operations and provide the Company sufficient time to develop such services in-house or to hire other third-party service providers for such services, under the Transition Services Agreement, the Manager will continue to provide to the Company certain services (the “Services”).  The Services primarily include information technology, legal, regulatory compliance, tax and accounting services, which were previously provided under the Management and Advisory Agreement, in the same manner previously provided.  The Services will be provided for a fee intended to be equal to the Manager’s cost of providing the Services, including the allocated cost of, among other things, overhead, employee wages and compensation and out-of-pocket expenses, and will be invoiced on a monthly basis.

The Transition Services Agreement may be terminated under certain circumstances, including (1) by mutual written consent of the Manager and the Company, (2) by either the Manager or the Company in the event of a material breach by the non-terminating party that is not cured within thirty (30) days following written notification thereof, and (3) by the Manager if the Company fails to pay any sum due and payable for a period of at least thirty (30) days.

Under the Transition Services Agreement, the Manager will provide legal, regulatory compliance, tax and accounting Services until June 30, 2018 and information technology Services until January 1, 2019 (subject to extension by the Company for such information technology Services for an additional six (6) months).  If the Company elects to extend any Service, the Company must provide to the Manager not less than sixty (60) days prior written notice of such extension.  If the Company elects to terminate any Service prior to its scheduled termination date, the Company must provide to the Manager not less than thirty (30) days prior written notice of such termination unless the Manager otherwise agrees.  In connection with any such termination of a Service, in addition to any other costs due, the Company will reimburse the Manager for any actual costs and expenses owed by the Manager with respect to such Service to the extent owed by the Manager in connection with such Service up to the date that such Service would otherwise have been provided (i.e., in the absence of such early termination).

The Transition Services Agreement will terminate on the earliest to occur of (a) the date on which the Transition Services Agreement is terminated pursuant to events described in the paragraph two paragraphs above, (b) the latest date on which any Service is to be provided as set forth in the Transition Services Agreement or (c) the date on which the provision of all Services has been canceled in accordance with the terms of the Transition Services Agreement.

The information set forth herein with respect to the Transition Services Agreement is qualified in its entirety by the full text of the Transition Services Agreement, which is filed as Exhibit 10.2 hereto and incorporated into this Item 1.01 by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 with respect to the termination of the Management and Advisory Agreement is incorporated by reference into this Item 1.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Letter Agreements

In connection with the Internalization, on December 21, 2017, the Company entered into letter agreements (collectively, the “Letter Agreements”), effective as of January 1, 2018, with each of the following executive officers:  Sarah L. Watterson, Chief Executive Officer and President; Lawrence A. Goodfield, Jr., Chief Financial Officer, Chief Accounting Officer and Treasurer; and Sara A. Yakin, Chief Operating Officer.  Pursuant to the terms of each letter agreement, each executive officer’s employment is at will and may be terminated at any time by the Company or such executive officer.  Under the terms of each letter agreement, each executive officer will be entitled to receive an annual base salary as set forth in the table below.  In addition, each executive officer will be eligible to participate in a bonus incentive plan and entitled to participate in employee benefit plans made available to other similarly situated employees.

Executive Officer	Annual Base Salary
Sarah L. Watterson	$200,000
Lawrence A. Goodfield, Jr.	$200,000
Sara A. Yakin	$200,000

Each of the letter agreements provides that (1) during the term of such executive officer’s employment and for six (6) months thereafter if such executive officer resigns or is terminated for “Cause,” such executive officer will not compete with the Company anywhere in the United States, and (2) during the term of such executive officer’s employment and for twelve (12) months thereafter, such executive officer will not solicit employees, independent contractors or consultants of the Company, accept work in any capacity providing substantially similar services to those such executive officer provided to the Company, or solicit investors or clients of the Company.  Each letter agreement also contains covenants relating to the treatment of confidential information and intellectual property.   “Cause” is defined as, among other things, such executive officer’s (i) misconduct or gross negligence in the performance of his or her duties to the Company, (ii) failure to perform his or her duties to the Company, (iii) commission of, indictment for, conviction of, or pleading guilty to, a felony, (iv) failure to cooperate in any audit or investigation of the business or financial practices of the Company, (v) fraud or dishonest action or (vi) breach of such Letter Agreement or violation of the code of conduct or other written policy of the Company.

A copy of each of the Letter Agreements is filed as an exhibit herewith and incorporated in this Item 5.02 by reference.  The information set forth herein with respect to the Letter Agreements is qualified in its entirety by the full text of such Letter Agreements, which are filed as Exhibits 10.3, 10.4 and 10.5 hereto, respectively, and incorporated into this Item 5.02 by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Internalization, on December 21, 2017, the Company amended and restated its Code of Business Conduct and Ethics (the “Amended Code of Business Conduct and Ethics”) and its Code of Ethics for Principal Executive Officers and Senior Financial Officers (the “Amended Code of Ethics for Officers”), each effective as of January 1, 2018, to reflect, among other things, their application to employees of the Company instead of employees of the Manager. Copies of the Amended Code of Business Conduct and Ethics and the Amended Code of Ethics for Officers will be posted on the Company’s website at ir.driveshack.com.

Item 8.01 Other Events.

On December 21, 2017, the Company issued a press release describing the Internalization. A copy of the press release is included as Exhibit 99.1 to this report and incorporated by reference herein.

Forward Looking Statements

Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the benefits of the Company’s internalization of management. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this Current Report on Form 8-K. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Termination and Cooperation Agreement, dated December 21, 2017, by and between Drive Shack Inc. and FIG LLC
10.2	Transition Services Agreement, dated December 21, 2017, by and between Drive Shack Inc. and FIG LLC
10.3	Letter Agreement, dated December 21, 2017, by and between Drive Shack Inc. and Sarah L. Watterson
10.4	Letter Agreement, dated December 21, 2017, by and between Drive Shack Inc. and Lawrence A. Goodfield, Jr.
10.5	Letter Agreement, dated December 21, 2017, by and between Drive Shack Inc. and Sara A. Yakin
99.1	Press release dated December 21, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2017	DRIVE SHACK INC.

	By:	/s/ Sarah L. Watterson
		Name:	Sarah L. Watterson
		Title:	Chief Executive Officer and President